U.S. Bridge Corp.
                                53-09 97th Place
                             Corona, New York 11368

                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on December 3, 1997

To the Stockholders of
 U.S. Bridge Corp.

         NOTICE IS HEREBY GIVEN that a Annual Meeting of Stockholders of U.S. Bridge Corp. ("the Company") will be held at the offices of Klarman & Associates at 14 East 60th Street, Room 402, on December 3, 1997, at 10 a.m., New York time, for the following purposes:

         1. To vote on the proposal to elect three (3) Directors to the Company's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified;

         2. To vote on the proposal to authorize an amendment to the Company's Certificate of Incorporation effecting authorize a change of the name of the Company from U.S.
                  Bridge Corp. to USA Bridge Construction Corp.; and

         3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The close of business on October 17, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders.

                                              By Order of the Board of Directors

                                                     Ronald J. Polito, Secretary
Dated: November 10, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,
DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                U.S. BRIDGE CORP.
                                53-09 97th Place
                             Corona, New York 11368

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                         To Be Held on December 3, 1997


          This proxy statement and the accompanying form of proxy were mailed on November 10, 1997 to the stockholders of record (on October 17, 1997) of U.S. Corp., a Delaware corporation ("the Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held on December 3, 1997 and at any adjournment thereof.

                SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES

         Shares of the Company's Common Stock, par value $.001 per share, (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the proposal to elect of the three (3) persons nominated by the Board of Directors to be Directors; and (ii) the proposal to amend the Certificate of Incorporation to effect a change in the name of the Company from U.S. Bridge Corp. to USA Bridge Construction Corp.

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by (i) notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting; (ii) submitting a proxy bearing a later date; or (iii) or by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, is required to elect the Directors. A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter, and his abstention is, in effect, a negative vote; however a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on any such matter shall not be considered present and entitled to vote thereon.


          The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive Officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

          The Company's annual report on Form 10-KSB for the fiscal year ended June 30, 1997, including audited financial statements, accompanies this proxy statement.

          The principal executive offices of the Company are located at 53-09 97th Place, Corona, New York 11368; the Company's telephone number is (718) 699-0100.

Recent Developments

         In December 1996, the Company issued bonuses aggregating 114,617 shares of Common Stock to management and employees of it and its subsidiary, U.S. Bridge of N.Y., Inc. ("NY"); it also issued options to purchase 400,000 shares of Common Stock to Mr. Polito exercisable at $1.925 per share, an option to purchase 100,000 and 75,000 shares of Common Stock to each of Ronald Polito and Steven Polito, respectively, exercisable at $1.75 per share. All options were granted in accordance with the Company's 1994 Senior Management Incentive Plan. In connection with the 114,617 shares issued, the Company recorded compensation expense amounting to $107,453 which is based upon 50% of the average closing bid price for the month of December 1996. The shares underlying the option and the shares issued as bonuses were registered for resale pursuant to a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

         By agreement executed March 10, 1997 (mistakenly dated December 31,1996), One Carnegie Court Associates, Inc. ("One Carnegie") entered into an Agreement for Deed in Lieu of Foreclosure ("the Agreement") with Trinity Industries, Inc. ("Trinity"). The transaction, which was not closed and completed until August 1, 1997, was necessitated by One Carnegie's having defaulted on (i) the $3,000,000 Note (of which Trinity was the holder), and (ii) the Deed of Trust and Security Agreement which secured said Note for certain property located in Waldorf, Maryland. Pursuant to the Agreement, in lieu of foreclosing upon the property owned by One Carnegie, Trinity, through its affiliate, Waldorf Properties, Inc. ("WPI"), accepted the deed to such property.

                On June 19, 1997, the Company issued 200,000 shares of Common Stock to Mr. Polito and 150,000 shares of Common Stock to J.L.B. Equities ("JLB"), in exchange for 270,000 shares of NY's Common Stock. These issuances were made pursuant to an agreement between NY and R.S.J.J. Realty Corp. ("RSJJ") to convert $480,000 of debt (due under NY's lease agreement with RSJJ) into equity. See "Certain Relationships and Related Transactions."

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The securities entitled to vote at the meeting are the Company's Common Stock, par value $.001 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. The close of business on October 17, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 7,402,148 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

                  The following table sets forth information as of September 30, 1997 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Officers and Directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.


                                                                                        Percent of
                                                                                        Common
                                                     Number of                          Stock
         Name                                        Shares                             Owned
         ----                                        -----------                        -----
         Joseph Polito (1)                                    4,862,156                     61.1%
         c\o U.S. Bridge Corp.
         53-09 97th Place
         Corona, New York  11368

         Steven Polito (2)                                        127,500                   1.7%
         c\o U.S. Bridge Corp.
         53-09 97th Place
         Corona, New York  11368

         Ronald Polito (3)                                         152,500                  2.0%
         c\o U.S. Bridge Corp.
         53-09 97th Place
         Corona, New York  11368

         All Officers and Directors
         as a group (3 persons)(1)-(3)                             5,142,156                65.3%
         ----------------------------------

               (1) Includes 275,000 shares issuable upon the exercise of an option which is presently vested and exercisable. Does not include (i) 10,000 shares issuable to Joseph Polito upon the exercise of options not presently vested; and (ii) an aggregate of 251,000 shares gifted by Joseph Polito, of which 81,000 shares were gifted to members of Joseph Polito's family (including 50,000 each to Ronald and Steven Polito) and 70,000 shares were gifted to employees of the Company, as of January 23, 1995. Mr. Polito disclaims beneficial ownership of all shares transferred to his family members.

               (2) Includes 75,000 shares issuable to Steven Polito pursuant to options which have vested. (3) Includes 100,000 shares issuable to Ronald Polito pursuant to options which have vested.

Certain Reports

         No person who, during the fiscal year ended June 30, 1997, was a Director, Officer or beneficial owner of more than ten percent of the Common Stock (which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year or prior years, except Joseph Polito, Ronald Polito and Steven Polito did not file a Form 4 with respect to the receipt of shares of Common

Stock as a bonus or with respect to the stock options granted in December 1996. All officer have confirmed that they shall file Form 5's on or before ___________, 1997. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required, except as described herein.


         It is expected that the following will be considered at the meeting and that action will be taken thereon:


                            I. ELECTION OF DIRECTORS

         The Board of Directors currently consists of three members, each of whom is elected for a term of one year until the next annual meeting of stockholders or until his successor is duly elected and qualified.

         An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, is required to elect the Directors. All proxies received by the Board of Directors will be voted for the election of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to expect such inability.

         The following table sets forth, as of September 30, 1997, the three nominees for election as Directors of the Company:


                                            Position with Company;                                                       Continually
         Name                               Principal Occupation and Age                                                 Since

         Joseph M. Polito                            President and Director; 63                                            1994
         Ronald J. Polito                            Secretary and Director; 38                                            1994
         Steven J. Polito                            Treasurer and Director; 35                                            1994
         --------------------------------

         The Directors of the Company are elected annually by the stockholders and hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Vacancies on the Board of Directors may be filled by the remaining Directors. Officers are elected annually by, and serve at the discretion of the Board of Directors. There are no family relationships between or among any Officers or Directors of the Corporation, except that Joseph Polito is the father of both Steven and Ronald Polito.

     Joseph M. Polito has been the President and Director of the Company since April 1994. He has been the president and a director of NY since its inception in 1990, and prior to the Acquisitions in April 1994, he was the sole shareholder of NY. Mr. Polito oversees all of the Company's operations. Since December 1990, Mr. Polito has been the president and sole

Director and shareholder of One Carnegie One Carnegie, a wholly owned subsidiary of Bridge. Since 1988, Mr. Polito has been a 50% shareholder of Crown Crane, Ltd., a company which leases cranes for construction projects. Since 1986, Mr. Polito has been the president and 100% shareholder of Atlas Gem Leasing, Inc., a company which leases generators and other construction equipment. Mr. Polito has also been the president and sole director and shareholder of Waldorf since 1990. Before it ceased operating in August 1995, Waldorf fabricated steel and sold same to NY.

         Since 1986, Mr. Polito has been the president and 100% shareholder of Gem Steel. Since 1985, Mr. Polito has been the president and sole shareholder of Atlas Gem, a company which, when it operated, furnished and erected steel structures. Neither Atlas Gem nor Gem Steel has transacted any business or other operations since ceasing operations in 1994 and 1991, respectively, and neither company has any present intention to resume operations. Since 1983, Mr. Polito has been the president and 100% shareholder of RSJJ, a company which owns and leases real property.

         Since 1976, Mr. Polito has been a member of the Allied Building Metal Industries, Inc. ("ABMII"), a trade association which has the authority to negotiate with the unions in order to better the construction industry. He was the president of same from 1992 until 1993. Since approximately 1987, Mr. Polito has been the Chairman of the Steel Institute of New York, a trade association similar to the ABMII. From the mid-1980's to the mid-1990's, Mr. Polito was a member of the Building Trades Association Joint Safety Committee. Since the mid-1980's, he has served on the Council of Presidents of New York Building Congress, Inc. Since the mid-1970's, Mr. Polito has been a member of the of the International Union of Structural Ironworkers, locals 40, 361, and 417. He has been Co-Chairman of this organization since the early 1990's.

     Ronald J. Polito has been the Secretary and a Director of the Company since April 1994. Mr. Polito oversees the daily progress on all projects and analysis of the final costs and profits of jobs completed and the preparation and bidding on new projects. Mr. Polito has been the Secretary and a Director of NY since its inception in 1990. From its inception in 1990 until March 1995, he was also the treasurer of NY. Since 1985, Mr. Polito has been the secretary of Gem Steel. Since December 1990, Mr. Polito has been the secretary of One Carnegie and Waldorf. Since 1983, Mr. Polito has been the secretary of RSJJ. Mr. Polito received a Bachelor of Science Degree in Civil Engineering from Brooklyn Polytechnical Institute in 1981. He is the son of Mr. Joseph Polito.

     Steven J. Polito has been Treasurer of the Company since March 1995 and a Director of the Company since April 1994. Mr. Polito was elected Treasurer of NY in March 1995. Mr. Polito oversees the daily operations for projects in process and projects completed, including purchasing and leasing of materials and machinery and the distribution of labor. He had previously been a Project Manager and has been a director of NY since its inception in 1990. Since 1988, Mr. Polito has been the treasurer of Gem Steel. Since 1988, Mr. Polito has been the treasurer of One Carnegie, Waldorf, and RSJJ. From 1988 until April 1994, Mr. Polito worked as a Project Manager of Atlas Gem, a company which furnished and erected steel structures. He is the son of Mr. Joseph Polito.



Significant Employees of NY

     John G. Bauer has been the chief administrative officer (a non-executive position) of the Company since February 1995. Since its inception in March 1992, Mr. Bauer has been the President and a Director of Dynamic Construction Consulting, Inc. ("Dynamic"), a company of which Mr. Bauer was the founder. Dynamic provides construction management and consulting services to NY and other companies. From July 1988 to March 1992, Mr. Bauer was a Vice President of Tishman Construction Corp. of N.Y., a construction company.

     Michael Panayi has been a structural engineer for NY since its commencement of operations in June 1993. From 1987 to 1993, Mr. Panayi was a structural engineer for Atlas Gem.

     William J. Kubilus, a professional estimator in the field of general contracting and subcontracting since 1966, joined NY in 1996 to provide estimating expertise for the Company's general contracting and subcontracting bids. Prior to joining NY, from 1993 to 1996, Mr. Kubilus was an estimator for Lazzinarro General Contracting. From 1989 to 1993, he was an estimator for NICO Construction.

     As permitted under Delaware General Corporation Law, the Company's certificate of incorporation eliminates the personal liability of the Directors to the Company or any of its shareholders for damages for breaches of their fiduciary duty as Directors. As a result of the inclusion of such provision, stockholders may be unable to recover damages against Directors for actions taken by them which constitute negligence or gross negligence or that are in violation of their fiduciary duties. The inclusion of this provision in the Company's Certificate of Incorporation may reduce the likelihood of derivative litigation against Directors and other types of shareholder litigation.

Board Meetings, Committees, and Compensation

         During the fiscal year ended June 30, 1997, no meetings of the Board of Directors were held. Action was taken on eight (8) occasions by unanimous written consent of the Board of Directors in lieu of meeting. The Company does not pay its Directors for attendance at meetings of the Board of Directors. The Company has no audit, nominating, or compensation committees on the Board of Directors.

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The Directors and Officers of the Company and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 5,142,156 shares of the Company's Common Stock constituting approximately 65.3% of such shares outstanding on the record date, have agreed to vote in favor of these nominees.

         The Board of Directors recommends that you vote "FOR" the nominees for Director.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid by NY, the Company's subsidiary, during the years ended June 30, 1997, 1996 and 1995.

                                            Summary Compensation Table

                                                Annual Compensation
(a)                        (b)     (c)              (d)            (e)                    (f)                 (g)
Name                                                                                      Restricted
and Principal                                                      Other Annual           Stock               Options/
Position                   Year    Salary ($)       Bonus ($)      Compensation ($)       Awards ($) (1)      SARS (#)
------------------         ---     ----------       ---------      ----------------       --------------      --------

Joseph Polito              1997     $330,000        -              $  68,642(2)           $175,000 (2)        500,000 (3)
President and              1996      300,000        -                111,911(2)             93,750 (4)
Director                   1995      378,000        -                 68,200(2)                   -            25,000 (5)

Ronald Polito              1997     $118,800        -                $ 17,194  (6)          $4,375 (7)        100,000
Secretary and              1996      125,000        -                  15,144 (6)             -                    -
Director                   1995      121,000        -                  21,200 (6)             -                    -

Steven Polito              1997       $86,580       -                $  8,572 (8)           $4,375 (7)         75,000
Treasurer and              1996        94,000       -                   8,275 (8)             -                    -
Director                   1995        91,575       -                   9,900 (8)             -                    -


(1) At the end of the fiscal year, Joseph Polito held 4,497,156 shares of Restricted Stock valued at $5,059,301. Ronald Polito and Steven Polito each held 2,500 shares of Restricted Stock valued at $2,812.50. Valuations are based on the closing bid price of Common Stock ($1.125) on June 30, 1997, as reported by a market maker.

(2) Includes (i) the payment of premiums on a life insurance policy of $10,722, $54,362, and $46,000 for the years ended June 30, 1997, 1996, and 1995, respectively; (ii) the payment of travel expenses of $50,000, $50,000, and $22,200 for the years ended June 30, 1997, 1996, and 1995, respectively; and (iii) the payment of an automobile lease of $7,920 and $7,549 for the years ended June 30, 1997 and 1996. See "-Employment and Consulting Agreements."

(3) Represents (i) 100,000 shares of Common Stock issued as a bonus in December 1996 under the Company's 1994 Senior Management Incentive Plan; (ii) options to purchase 400,000 shares of Company Common stock under the Company's Stock Option Plan, exercisable at $1.925 per share (which is 110% of the market price of same on December 2, 1996); and
         (iii) options to purchase 125,000 shares of common stock of NY at $1.10 per share, all of which options have been exercised and 60,000 shares exercised which have been resold. See "- 1994 Senior Management Incentive Plan." Valuation on the 100,000 restricted shares is based on the closing bid price of Common Stock ($1.75) on December 2, 1996, as reported by a market maker.

(4) Based on the closing bid price of Common Stock ($.625) on August 15, 1995, as reported by a market maker. As a bonus upon completion of NY's initial public offering, Mr. Polito was issued 150,000 shares of Common Stock subject to a vesting whereby 50,000 shares vested upon issuance; 50,000 vested on August 15, 1996; and 50,000 vested on August 15, 1997. All of these shares have vested and have been issued.

(5) In accordance with his employment agreement, Mr. Polito received options to purchase 25,000 shares of common stock of NY at $5.50 per share. These shares vested over a three year period. See "-Employment and Consulting Agreements".

         (footnotes continued from previous page)

(6) Includes (i) payments on the lease of an automobile of $5,416, $5,416, and $8,000 for the years ended June 30, 1997, 1996, and 1995, respectively; (ii) the payment of premiums on a term life insurance policy of $8,510, $4,684, and $5,800 for the years ended June 30, 1997, 1996, and 1995, respectively; and (iii) a travel allowance of $12,705, $2,971, and $7,400 for the years ended June 30, 1997, 1996, and 1995, respectively.

(7) Reflect the value of the ownership of 2,500 shares of Common Stock at $1.125, the market price on June 30, 1997.

(8) Includes (i) the payment of an automobile lease of $5,304, $5,304, and $6,700 for the years ended June 30, 1997, 1996, and 1995, respectively; and (ii) a travel allowance of $3,268, $2,971, and $3,200 for the years ended June 30, 1997, 1996, and 1995, respectively.

Stock Options

  The following table sets forth certain information concerning the grant of stock options made during the year ended June 30, 1997 under the Company's 1994 Senior Management Incentive Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)


====================================================================================================================================



                                                 Individual Grants
------------------------------------------------------------------------------------------------------------------------------------

             (a)                            (b)                      (c)                      (d)                       (e)
                                                                  % of Total
                                      # of Securities           Options/SAR's
                                        underlying                Granted to
                                       Options/SARs             Employees in            Exercise or Base
             Name                       Granted(1)               Fiscal Year            Price ($/share)           Expiration Date
------------------------------------------------------------------------------------------------------------------------------------

Joseph M. Polito                          400,000                   69.56%                  $1.925               December 1, 2001

Ronald J. Polito                          100,000                   17.39%                   $1.75               December 1, 2001

Steven J. Polito                          75,000                    13.04%                   $1.75               December 1, 2001
====================================================================================================================================

         (1) Represents incentive stock options granted under the Company's 1994 Senior Management Incentive Plan (the "Management Plan"). Options granted under this Management Plan are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. Under the terms of the Management Plan, options may be granted to Officers, key employees, Directors, and consultants of the Company for a maximum term of 10 years. Options granted to Directors who are not officers or employees, or to consultants, do not qualify as incentive stock options. The option price per share may not be less than the fair market value of the Company's shares on the date the option is granted. However, options granted to persons owning more than 10% of the Company's Common Stock may not have a term in excess of five years and may not have an option price of less than 110% of the fair market value per share of the Company's shares on the date the option is granted.

         The following table contains information with respect to employees of the Company concerning options held as of June 30, 1997:

                AGGREGATE OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

==================================================================================================================================

             (a)                         (b)                     (c)                       (d)                      (e)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Value of
                                                                                        Number of             Unexercised In-
                                                                                       Unexercised               The-Money
                                                                                    Options/SAR's at         Options/SAR's at
                                                                                       FY-End (#)                FY-End($)
                                   Shares Acquired              Value                 Exercisable/             Exercisable/
            Name                   on Exercise (#)         Realized($) (1)            Unexercisable            Unexercisable
            ----                   ---------------         ---------------            -------------            -------------
----------------------------------------------------------------------------------------------------------------------------------

Joseph M. Polito                       125,000                   $ 0                    275,000/0                 0/0 (2)
Ronald J. Polito                          0                       0                     100,000/0                 0/0 (3)
Steven J. Polito                          0                       0                     75,000/0                  0/0 (3)

==================================================================================================================================

     (1) Based upon the average bid and asked prices for such Common Stock on June 30, 1997 ($1.125), as reported by a market maker.

     (2) Since the options are exercisable at $1.925, there is no value to such options as of June 30, 1997.

     (3) Since the options registered to Ronald and Steven Polito under the February 1997 S-8 are exercisable at $1.75, there is no value to such options as of June 30, 1997.

Employment and Consulting Agreements

     Joseph Polito entered into an employment agreement with NY on April 4, 1995, wherein Mr. Polito agreed to devote 80% of his business time to the affairs of NY. The agreement is for a term of approximately three years and expires June 30, 1998. Pursuant to the terms of the agreement, Mr. Polito is to receive a salary of $300,000 per annum until June 30, 1996, with 10% yearly escalations subject to adjustment by the Board of Directors. Mr. Polito is also to receive a yearly non-accountable expense allowance of $50,000. Under NY's 1994 Senior Management Incentive Plan, Mr. Polito received stock options to purchase 25,000 shares of Common Stock at $5.50 per share, vesting at the rate of 7,500 in each of April 1996 and 1997 and 10,000 in April 1998. Mr. Polito also has the right to receive a yearly bonus equal to five percent (5%) of the first $1,000,000, upon reaching $1,000,000 and five percent (5%) of the next $500,000, upon reaching $1,500,000 and five percent (5%) after $1,500,000, of all the pre-tax profits of NY. NY shall pay to Mr. Polito a monthly draw of $10,000 against the bonus. Pursuant to the agreement, NY also shall pay the premiums on a $3,500,000 life insurance policy for the benefit of individuals as directed by Mr. Polito. The estimated yearly premium for same is $80,000. The agreement restricts Mr. Polito from competing with NY for a period of one year after the termination of his employment. The agreement provides for severance compensation to be paid to Mr. Polito if his employment with NY is terminated or if there is a decrease in responsibilities or duties following a change in control of NY. The severance compensation shall be made in one payment equal to three times the aggregate annual compensation paid to Mr. Polito during the preceding calendar year.

         In June 1995, the Company issued Marlowe & Company ("Marlowe") 500,000 shares of Common Stock pursuant to the terms of a consulting agreement. 250,000 of such shares were issued immediately, and 250,000 were held in escrow by Alan Berkun, counsel for Marlowe, a National Association of Securities Dealers, Inc. member broker-dealer of which Alan Berkun is the president and principal stockholder, pending the Company's securities being quoted on the Nasdaq SmallCap Stock Market. The sale of the 500,000 shares was registered pursuant to a Registration Statement on Form S-8 filed by the Company on June 11, 1995. In addition to the shares issued, the consulting agreement provided for the payment of a consulting fee of $4,000 per month for six months commencing June 1995 as additional compensation. This monthly fee was not paid. Pursuant to the terms of the consulting agreement, in addition to consulting services, Marlowe was required to utilize its best efforts to raise a minimum of $750,000 for the Company upon the Company's securities being quoted on Nasdaq. No funds were raised by Marlowe for the Company. All 500,000 shares were resold pursuant to the S-8 registration statement filed by Alan Berkun on behalf of the Company. On August 1, 1996, the Company amended its June 1995 agreement with Marlowe and agreed to issue an additional 250,000 shares of Common Stock to Marlowe: these shares were issued on October 10, 1996 and resold pursuant to Regulation S under the Act. Alan Berkun acted as special counsel for the Company regarding these transactions.

     Steven and Ronald Polito receive annual salary compensations of $94,000 and $125,000, respectively, from NY: these compensation levels commenced in March 1995 and April 1994, respectively. Both individuals also receive a car allowance equal to the monthly lease payments on their automobiles and the payment of premiums on life insurance policies for which they choose their beneficiaries. Neither individual has entered into an employment agreement with NY or the Company.

                  In December 1996, the Company entered into a Consulting Agreement with Bernard Tapie, a Paris based consultant. Mr. Tapie agreed to offer his services in the development of business relations for the Company in Asia, the Middle East, Europe, and Africa. The Company agreed to pay a monthly retainer of $12,000. The Company subsequently assigned the Agreement, as provided for in the Agreement, to Philip Hababav.

1994 Senior Management Incentive Plan

         In December 1994, the Board of Directors adopted the 1994 Senior Management Incentive Plan (the "Management Plan"). This plan was adopted by shareholder consent also. The Management Plan provides for the issuance of up to 2,000,000 shares of the Company's Common Stock in connection with the issuance of stock options and other stock purchase rights to executive Officers and other key employees of the Company. In December 1996, in accordance with the Management Plan, the Company issued 575,000 options to Messrs. Joseph, Ronald, and Steven Polito as follows: Mr. Polito received an option to purchase 400,000 shares of Common Stock (he exercised the option and purchased 125,000 shares in March 1997 and shortly thereafter sold 60,000 of said shares); Steven Polito received an option to purchase 100,000 shares of Common Stock; and Ronald Polito received an option to purchase 75,000 shares of Common Stock. The Company also issued 114,617 shares of Common Stock to the management and employees of the Company and NY, of which shares Mr. Polito received 100,000 and Messrs. Ronald and Steven Polito each received 2,500.

     The adoption of the  Management  Plan was prompted by the Company's  desire
(i) to attract and retain qualified personnel, whose performance is expected to have a substantial impact on the Company's long-term profit and growth potential, by encouraging those persons to acquire equity in the Company; and
(ii) to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive Officers, key employees, and consultants without unnecessarily depleting the Company's cash reserves. The Management Plan is designed to augment the Company's existing compensation programs and is intended to enable the Company to offer executives, key employees, and consultants a personal interest in the Company's growth and success through the grant of stock options and/or other rights pursuant to the Management Plan. It is contemplated that only those executive management employees (generally the Chairman of the Board, Vice Chairman, Chief Executive Officer, Chief Operating Officer, President, and Vice President of the Company), key employees, and consultants who perform services of special importance to the Company will be eligible to receive compensation under the Management Plan. As of the date hereof, the Company's Officers and Directors number only three: Messrs. Joseph Polito, Ronald Polito, and Steven Polito, though the Plan also includes Messrs. Bauer and Panayi. A total of 2,000,000 shares of Common Stock are reserved for issuance under the Management Plan.

         Unless otherwise indicated, the Management Plan is to be administered by the Board of Directors or a committee of the Board, if such a committee is appointed for this purpose (the Board or such committee, as the case may be, shall be referred to in the following description as "the Administrator"). Subject to the specific provisions of the Management Plan, the Administrator will have the discretion to determine (i) the recipients of the awards; (ii) the nature of the awards to be granted; (iii) the dates such awards will be granted;
(iv) the terms and conditions of the awards; and (v) the interpretation of the Management Plan, except that any award granted to any employee of the Company who is also a Director of the Company shall also be subject - in the event the persons serving as members of the Administrator of the Management Plan at the time such award is proposed to be granted do not satisfy the requirements regarding the participation of "disinterested persons" set forth in Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act - to the approval of an auxiliary committee consisting of not less than two individuals who are considered "disinterested persons" as defined under Rule 16b-3. As of the date hereof, the Company has not yet determined who will serve on such auxiliary committee, if one is required.

         The Management Plan generally provides that, unless the Administrator determines otherwise, each option or right granted shall become exercisable in full upon certain "change of control" events as described in the Management Plan, or subject to any right or option granted under the Management Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Administrator will make appropriate adjustments to such plans and the classes, number of shares, and price per share of stock subject to outstanding rights or options. Generally, the Management Plan may be amended by action of the Board of Directors, except that any amendment which (i) would increase the total number of shares subject to such plan; (ii) extend the duration of such plan; (iii) materially increase the benefits accruing to participants under such plan; or (iv) change the category of persons who can be eligible for awards under such plan, must be approved by the affirmative vote of a majority of the shareholders entitled to vote. The Management Plan permits awards to be made thereunder until November 2004.

         Directors who are not otherwise employed by the Company will not be eligible for participation in the Management Plan. The Management Plan provides for four types of awards: stock options, incentive stock rights, stock appreciation rights (including limited stock appreciation rights), and restricted stock purchase agreements (as described below).

     Stock Options. Options granted under the Management Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs ("non-ISOs"). ISOs may be granted at an option price of not less than 100% of the fair market value of the Common Stock on the date of grant, except that an ISO granted to any person who owns capital stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company ("10% stockholder") must be granted at an exercise price of at least 110% for the fair market value of the Common Stock on the date of the grant. The exercise price of the non-ISOs may not be less than 85% of the fair market value of the Common Stock on the date of grant. Unless the Administrator determines otherwise, no ISO or non-ISO may be exercisable earlier than one year from the date of grant. ISOs may not be granted to persons who are not employees of the Company. ISOs granted to persons other than 10% stockholders may be exercisable for a period of up to ten (10) years from the date of grant; ISOs granted to 10% stockholders may be exercisable for a period of up to five years from the date of grant. No individual may be granted ISOs that become exercisable in any calendar year for Common Stock having a fair market value at the time of grant in excess of $100,000. Non-ISOs may be exercisable for a period of up to thirteen (13) years from the date of grant.

     Payment for shares of Common Stock purchases pursuant to exercise of stock options shall be paid in full in (i) cash, (ii) by certified check, or, (iii) at the discretion of the Administrator by shares of Common Stock having a fair market value equal to the total exercise price or (iv) by a combination of the above. The provision that permits the delivery of already owned shares of stocks as payment for the exercise of an option may permit "pyramiding." In general, pyramiding enables a holder to start with as little as one share of common stock and, by using the shares of common stock acquired in successive, simultaneous exercises of the option, to exercise the entire option, regardless of the number of shares covered thereby, with no additional cash or investment other than the original share of common stock used to exercise the option.

     Upon termination of employment or consulting services, an optionee will be entitled to exercise the vested portion of an option for a period of up to three months after the date of termination, except that if the reason for termination was a discharge for cause, the option shall expire immediately, and if the reason for termination was for death or permanent disability of the optionee, the vested portion of the option shall remain exercisable for a period of twelve
(12) months thereafter.

     Incentive Stock Rights. Incentive stock rights consist of incentive stock units equivalent to one share of Common Stock in consideration for services performed for the Company. Each incentive stock unit shall entitle the holder thereof to receive, without payment of cash or property to the Company, one share of Common Stock in consideration for services performed for the Company or any subsidiary by the employee, subject to the lapse of the incentive periods, whereby the Company shall issue such number of shares upon the completion of each specified period. If the employment or consulting services of the holder with the Company terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the holder or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the holder's death or disability.

     Stock Appreciation Rights (SARs). SARs may be granted to recipients of options under the Management Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR, and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("General SARs") or limited SARs ("Limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock, or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to General SARs, except that, unless the Administrator determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following "Change of Control" transaction: (i) the approval of the Board of Directors of consolidation or merger in which the Company is not the surviving corporation, the sale of all of substantially all the assets of the Company, or the liquidation or dissolution of the Company; (ii) the commencement of a tender or exchange offer for the Company's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Company or any employee benefit plan sponsored by the Company) of securities of the Company representing 25% or more of the voting power of the Company's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least a majority of the directors then still in office.

     The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs.

     Restricted Stock Purchase Agreements. Restricted Stock purchase agreements provide for the sale by the Company of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which the purchaser must continue employment with the Company in order to retain the shares. Payment must be made in cash. If termination of employment occurs for any reason within six months after the date of purchase, or for any reason other than death or by retirement with the consent of the Company of the Company after the six-month period but prior to the time that the restrictions on disposition lapse, the Company shall have the option to reacquire the shares at the original purchase price.

     Restricted shares awarded under the Management Plan will be subject to a period of time designated by the Administrator (the "restricted period") during which the recipient must continue to render services to the Company before the restricted shares will become vested. The Administrator may also impose other restrictions, terms and conditions that must be fulfilled before the restricted shares may vest.

     Upon the grant of restricted shares, stock certificates registered in the name of the recipient will be issued and such shares will constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote the restricted shares and to receive all regular cash dividends (and such other distributions as the Administrator may designate), if any, which are paid or distributed on the restricted shares and, generally, to exercise all other rights as a holder of Common Stock, except that, until the end of the restricted period; (i) the holder will not be entitled to take possession of the stock certificates representing the restricted shares and (ii) the holder will not be entitled to sell, transfer or otherwise dispose of the restricted shares. A breach of any restrictions, terms, or conditions established by the Administrator with respect to any restricted shares will cause a forfeiture of such restricted shares.

     Upon expiration of the applicable restriction period and the satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Company. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Management Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period applicable to each award of restricted shares will thereupon be deemed to have expired. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

     Accelerating of the vesting of the restricted shares shall occur, under the provisions of the Management Plan, on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an "Approved Transaction"; (b) a "Control Purchase"; or (c) a "Board Change."

     An "Approved Transaction" is defined as (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock will be converted into cash, securities, or other property other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger; or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

     A "Control Purchase" is defined as circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation, or other entity (other than the Company or any employee benefit plan sponsored by the Company) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities).

     A "Board Change" is defined as circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

1994 Employee Stock Option Plan

         In December 1994, the Board of Directors adopted the 1994 Senior Employee Incentive Plan (the "Employee Plan"). This plan was adopted by shareholder consent also. The Employee Plan provides for the issuance of up to 2,000,000 shares of the Company's Common Stock in connection with the issuance of stock options to key employees of the Company.

     The adoption of the Employee Plan was prompted by the Company's desire (i) to attract and retain qualified personnel, whose performance is expected to have a substantial impact on the Company's long-term profit and growth potential, by encouraging those persons to acquire equity in the Company; and (ii) to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding key employees, advisors, and independent consultants without unnecessarily depleting the Company's cash reserves. The Employee Plan is designed to augment the Company's existing compensation programs and is intended to enable the Company to offer employees a personal interest in the Company's growth and success through the grant of stock options. A total of 2,000,000 shares of Common Stock are reserved for issuance under the Employee Plan.

     Under the Employee Plan, options to purchase an aggregate of not more than 2,000,000 shares of Common Stock may be granted from time to time to key employees, advisors and independent consultants to the Company and its subsidiaries. It is anticipated that awards made under the Employee Plan will be subject to vesting periods, although the vesting periods are subject to the discretion of the Board of Directors or Administrator of the plan. If approved, awards under the Employee Plan may be made until January 1, 2004 when the Employee Plan terminates.

         The Employee Plan is to be administered by the Board of Directors. Subject to the specific provisions of the Employee Plan, the Administrator is generally empowered to (i) interpret the plan; (ii) prescribe rules and regulations pertaining thereto; (iii) determine the terms of the option agreements; (iv) amend them with the consent of the optionee; (v) determine the employees to whom options are to be granted; and (vi) determine the number of shares subject to each option and the exercise price thereof.

     The per share exercise price for incentive stock options ("ISOs") will not be less than 100% of the fair market value of a share of the Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO if the optionee owns more than 10% of the Common Stock of the Company).

Options will be exercisable for a term determined by the Board which will not be less than one year. Options may be exercised only while the original grantee has a relationship with the Company or a subsidiary of the Company which confers eligibility to be granted options or up to ninety (90) days after termination at the sole discretion of the Board. In the event of termination due to retirement, the Optionee, with the consent of the Board, shall have the right to exercise his option at any time during the twelve (12) month period after such retirement. Options may be exercised up to twelve (12) months after death or total and permanent disability. In the event of certain basic changes in the Company, including a change in control of the Company (as defined in the Employee Plan) in the discretion of the Board, each option may become fully and immediately exercisable. ISOs are not transferable other than by will or the laws of descent and distribution. Options may be exercised during the holder's lifetime only by the holder or his or her guardian or legal representative.

     Options granted pursuant to the Employee Plan may be designated as ISOs, with the attendant tax benefits provided under Section 421 and 422A of the Internal Revenue Code of 1986.Accordingly, the Employee Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000. The Board may modify, suspend, or terminate the Employee Plan, provided, however, that certain material modifications affecting the Plan must be approved by the shareholders, and any change in the Employee Plan that may adversely affect an optionee's rights under an option previously granted under the Employee Plan requires the consent of the optionee.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         NY leases its administrative office space and certain storage space from RSJJ, an affiliate owned by the Company's majority stockholder, Mr. Polito. In accordance with a signed lease agreement which expires on March 31, 1998, NY pays rent in the amount of $20,000 per month. On June 19, 1997, NY issued the Company issued 200,000 shares of Common Stock to Mr. Polito and 150,000 shares of Common Stock to the mortgagor of the property, in exchange for 270,000 shares of NY's Common Stock. These issuances were made pursuant to an agreement between NY and RSJJ to convert $480,000 of debt (due under NY's lease agreement with RSJJ) into equity.

         On  September  1,  1995,  in  conjunction  with  NY's  public  offering underwriter's exercise of its over-allotment option to purchase 91,850 additional shares of NY's Common Stock, the Company exercised its Special Warrant and purchased 5,665 shares of NY's Common Stock at $2.50 per share.

         On October 11, 1995, NY paid One Carnegie $50,000 on behalf of MD for fabrication services performed by MD. Such payment was treated as an on account payment by NY to MD. From July 1995 to October 1995, NY paid MD approximately $183,000 for the labor associated with the fabrication of steel.

         During the year ended June 30, 1996, NY purchased approximately $180,333 of fabricated steel from Waldorf. Such amount paid to Waldorf represented approximately 18% of the steel purchased by NY for the year ended June 30, 1996. Waldorf is wholly owned by Mr.
Polito.

         During the years ended June 1997 and 1996, NY paid $371,321 and $802,383, respectively, to MD for certain materials and labor necessary to perform steel erection services.
MD is a wholly owned subsidiary of the Company.

         During the years ended June 30, 1997 and 1996, NY paid $214,000 and $163,000, respectively, to Crowne Crane, Inc. for leasing of cranes necessary to perform steel erection services. Joseph Polito owns 50% of Crowne Crane, Inc.

     During the year ended June 30, 1997, NY paid $35,000 to Atlas Gem Leasing, Inc. for certain machinery necessary to perform steel erection services. Atlas Gem Leasing, Inc. is wholly owned by Joseph Polito.

         On May 13, 1996, Mr. Polito, the Company's President entered into a memorandum of understanding with an individual, Lubov Ulianova, whereby Mr. Polito borrowed $300,000 from Mr. Ulianova. The loan was secured by 550,000 shares of the Company's Common Stock owned by Mr. Polito, which shares were put into an escrow account, with Alan Berkun as the escrow agent. The funds were then loaned by Mr. Polito to the Company. The loan provided that upon the Company's listing of its Common Stock on the Nasdaq SmallCap Stock market ("Nasdaq") 400,000 shares of Common Stock would be issued to Mr. Ulianova as repayment of the loan. This transaction was an exempt transaction, in accordance with Regulation S under the Securities Act of 1933, as amended. In addition, Mr. Polito granted Mr. Ulianova an option to purchase 600,000 shares of Company Common Stock at a price of $1.50 and could only be exercised if the bid price for the Company's Common Stock was at least $3.00. The Company's Common Stock was approved for listing on Nasdaq on July 25, 1996 at which time the loan was repaid. The option expired unexercised. These matters were reviewed for the Company by its special counsel Alan Berkun, Esq.

         In December 1996, the Company issued bonuses of 100,000 shares of Common Stock to Joseph Polito and 2,500 shares to each of Ronald Polito and Steven Polito as part of the aggregate of 114,617 shares to the Company's and NY's management and employees pursuant to the Management Plan. In connection with the 114,617 shares issued to NY's employees and consultants, the Company recorded compensation expense amounting to $107,453 which is based on upon 50% of the average closing bid price for the month of December 1996.

         In February 1997, pursuant to a Form S-8 Registration Statement filed with the Securities and Exchange Commission, the Company registered a total of 686,617 common shares, of which, 575,000 shares are underlying options pursuant to the Company's Senior Management Incentive Plan. The options are exercisable at various prices ranging from $1.750 each to $1.925 each.

     On March 13, 1997, the Company issued 125,000 common shares to Joe Polito. Mr. Polito acquired these shares by exercising options pursuant to the above mentioned February 1997 Form S-8 Registration Statement. Mr. Polito executed a promissory note for the exercise price.

         See "Executive Compensation-Employment and Consulting Agreements" for information regarding management's compensation.

                II. RATIFICATION OF AN AMENDMENT TO THE COMPANY'S
                         CERTIFICATE OF INCORPORATION TO
                          CHANGE THE COMPANY'S NAME TO
                          USA BRIDGE CONSTRUCTION CORP.

         The Board of Directors has unanimously approved, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation which will effect a change in the name of the Company to USA Bridge Construction Corp.

         The Amendment to the Certificate of Incorporation is necessitated by the Company's having entered into a settlement agreement with The Ohio Bridge Corporation ("Ohio") concerning use of the name "U.S. Bridge." In January 1997, Ohio sued the NY for (i) infringement of its "U.S. Bridge" trademark; and (ii) unfair competition. The suit was based on Ohio's March 1988 registration of the "U.S. Bridge" name as a trademark. Ohio manufactures steel truss bridges sold as components which are advertised and offered under the trademark "U.S. Bridge." Ohio asserted that the Company's use of the name damaged Ohio.

         In August 1997, the Company, NY, and MD entered into a settlement agreement with Ohio whereby all agreed to cease using the name "U.S. Bridge". The Company agreed, subject to shareholder approval, to change its name to USA Bridge Construction Corp. before December 31, 1997.

         The Company believes that the name change will not affect the business of the Company or NY. Management believes that public recognition of the Company's name, which affects the business of the Company, is generally limited to the construction industry of New York. Thus, notification of the name change to parties with whom the Company does business should prove to be a simple matter. Additionally, the Company believes that due to the similarity of the names, confusion within the industry is likely to be minimal.

         Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be overprinted with the Company's new name.

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The Directors and Officers of the Company and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 5,142,156 shares of the Company's Common Stock, constituting approximately 65.3% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal, therefore this proposal shall be approved.

         The Board of Directors deems this proposal to be in the best interests of the Company and its stockholders and recommends that you vote "FOR" approval thereof.

                              FINANCIAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO RONALD J. POLITO, SECRETARY, U.S. BRIDGE CORP., 53-09 97TH PLACE, CORONA, NEW YORK 11368. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF OCTOBER 17, 1997 THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS.

                               III. OTHER BUSINESS

          As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                  Stockholder Proposals for 1998 Annual Meeting

          Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company on or prior to July 15, 1998 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 1998 Annual Meeting of Stockholders.

                                             By Order of the Board of Directors,

                                                                Ronald J. Polito
                                                                       Secretary

November 10, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES OF AMERICA.